UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2007

TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)
Wisconsin
(State or other jurisdiction of incorporation)

001-33452	39-1914727
(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin	53717 (Zip Code)
(Address of principal executive offices)
(608) 824-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 1, 2007, TomoTherapy Incorporated (the “Company”) issued a press release announcing preliminary estimates of its revenue for the fiscal quarter ended September 30, 2007 and backlog as of September 30, 2007. The foregoing description is qualified in its entirety by reference to the Company’s Press Release dated October 1, 2007, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description
99.1	Press Release dated October 1, 2007, titled “TomoTherapy to Announce Third Quarter Results on Tuesday, October 30, 2007; Provides Preliminary Estimates of 2007 Third Quarter Revenue and Backlog”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED

Dated: October 1, 2007	By:	/s/ Stephen C. Hathaway

Stephen C. Hathaway
Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated October 1, 2007, titled “TomoTherapy to Announce Third Quarter Results on Tuesday, October 30, 2007; Provides Preliminary Estimates of 2007 Third Quarter Revenue and Backlog”